UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2023

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Stamford Plaza 107 Elm Street, 9th Floor Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 406-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CARA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 7.01.	Regulation FD Disclosure.

On December 18, 2023, Cara Therapeutics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the outcome from the dose-finding Part A of the KIND 1 study evaluating the efficacy and safety of oral difelikefalin as adjunct therapy to topical corticosteroids (“TCS”) for moderate-to-severe pruritus in adult patients with atopic dermatitis (“AD”). Oral difelikefalin as adjunct to TCS did not demonstrate a meaningful clinical benefit compared to TCS alone, resulting in the Company’s decision to discontinue its clinical program in pruritus associated with AD. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such a filing.

Item 8.01.	Other Information.

On December 18, 2023, the Company issued the Press Release announcing the outcome from the dose-finding Part A of the KIND 1 study evaluating the efficacy and safety of oral difelikefalin as adjunct therapy to TCS for moderate-to-severe pruritus in adult patients with AD. Oral difelikefalin as adjunct to TCS did not demonstrate a meaningful clinical benefit compared to TCS alone, resulting in the Company’s decision to discontinue its clinical program in pruritus associated with AD.

The Phase 3, two-part, multicenter, randomized, double-blind, placebo-controlled, 12-week study was designed to investigate the use of oral difelikefalin as adjunctive treatment to topical corticosteroids in approximately 287 patients with AD. Patients were randomized to receive oral difelikefalin 0.25 mg tablets twice a day (“BID”) plus TCS, difelikefalin 0.5 mg tablets BID plus TCS, placebo tablets BID plus TCS or placebo tablets BID plus vehicle.

Primary Endpoint

The primary efficacy endpoint was the proportion of patients with a ≥4-point improvement at Week 12 from baseline in the worst itch numerical rating scale.

Oral difelikefalin as adjunct therapy to TCS did not demonstrate a meaningful clinical benefit compared to TCS alone. Oral difelikefalin was generally well tolerated with a safety profile similar to prior trials.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 18, 2023
104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ RYAN MAYNARD
Ryan Maynard
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: December 18, 2023

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